SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  June 9, 1997
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                          MID-AMERICAN WASTE SYSTEMS, INC.
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                (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-10727              31-1161917
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    (State or Other Jurisdiction     (Commission       (I.R.S. Employer
      of Incorporation)              File Number)     Identification No.)


    1006 Walnut Street, Canal Winchester, Ohio                43110
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    (Address of Principal Executive Offices)                (Zip Code)


    Registrant's telephone number, including area code    (614) 833-9155
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                                      N/A
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        (Former Name or Former Address, if Changed Since Last Report)



          Item 5.   Other Events.

                    On January 21, 1997, Mid-American Waste
          Systems, Inc., a Delaware corporation (the "Company"), and each of the Company's subsidiaries filed a petition for reorganization relief under Chapter 11 of title 11 of the United States Code, 11 U.S.C. sections 101 et seq. (the "Bankruptcy Code"), with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Pursuant to section 704(8) of the Bankruptcy Code, the Company is required to file with the Bankruptcy Court and the United States trustee a monthly operating report (the "Monthly Operating Report"). Attached hereto are summaries of the Monthly Operating Reports for the months ending February 28, 1997, March 31, 1997, and April 30, 1997.


          Item 7.   Financial Statements, Pro Forma Financial
                    Information, and Exhibits.

               (c)  Exhibits

                    99.1      Summary of Monthly Operating Report
                              for the month ended February 28,
                              1997.

                    99.2      Summary of Monthly Operating Report
                              for the month ended March 31, 1997.

                    99.3      Summary of Monthly Operating Report
                              for the month ended April 30, 1997.



                                  Signatures

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  June 9, 1997

                                 MID-AMERICAN WASTE SYSTEMS, INC.

                                 By: /s/ Donald H. Barry
                                    Donald H. Barry
                                    Chief Financial Officer


          EXHIBIT INDEX

               Exhibits

               99.1      Summary of Monthly Operating Report for
                         the month ended February 28, 1997.

               99.2      Summary of Monthly Operating Report for
                         the month ended March 31, 1997.

               99.3      Summary of Monthly Operating Report for
                         the month ended April 30, 1997.